Exhibit 99.3

Joint Press Release

FOR IMMEDIATE RELEASE

Esquire Financial Holdings, Inc. to Acquire Signature Bancorporation Inc., Expanding into the Chicago Banking Market

Strategic Acquisition of a Premier Chicago Commercial Banking Franchise to Enhance Growth, Diversification and Expand Litigation Vertical in Chicago

Jericho, NY & Rosemont, IL, March 12, 2026 – Esquire Financial Holdings, Inc. (NASDAQ: ESQ) (“Esquire”), the parent company of Esquire Bank, National Association and Signature Bancorporation, Inc. (“Signature”), the parent company of Signature Bank, jointly announced today that they have entered into a definitive merger agreement, pursuant to which Esquire will acquire Signature in an all-stock transaction. The combined company will have approximately $4.8 billion in assets at closing, joining Esquire’s established national verticals with Signature’s established Chicago commercial banking franchise, enhancing our continued industry leading performance and growth metrics.

Andrew C. Sagliocca, Vice Chairman, Chief Executive Officer and President of Esquire, said, "Signature’s leadership in the attractive Chicago market, best-in-class management team, and exceptional core funding provide Esquire with a strong platform for continued growth and expansion in the country’s third largest metropolitan area or MSA and one of the nation’s largest legal markets. This merger is compelling on multiple levels. Financially, it enhances our operating profile, expands our resources, and diversifies our balance sheet while maintaining a robust capital position for continued expansion in our unique national litigation platform. Strategically, the combination brings together two institutions with highly complementary commercial banking operations and capabilities. Most importantly, it unites two highly talented management teams with deep client relationships and strong market expertise. We are thrilled to welcome Signature’s team, clients, and shareholders to Esquire."

Mick O’Rourke, Co-Founder, Director, Chief Executive Officer, and President of Signature, said, “We are excited to announce a partnership that will benefit both institutions, our clients, and our shareholders, while also positioning us to work together towards the next chapter of our combined organization’s legacy. By bringing together Signature’s strong Midwest commercial banking franchise with Esquire’s national capabilities, we will have greater resources and expanded reach to support our clients as they grow. As we celebrate Signature’s 20th anniversary, this merger will provide our shareholders with enhanced liquidity and an opportunity to create greater value in the years ahead.”

Strategic Benefits

Expansion in the Chicago Market: Provides Esquire with a premier Chicago commercial banking franchise and talent in the country’s third largest MSA and fourth largest legal market where Esquire traditionally lacked presence while supporting continued growth in Esquire’s national litigation platform and expanding the resources and capabilities available to Signature’s clients in the Midwest.

Enhances Scale and Combines Complementary Strengths: The combined company will be strategically positioned for enhanced scale with improved opportunities for growth and profitability. Signature brings longstanding history of commercial and commercial real estate relationship banking in the Chicago market while Esquire is a national leader in the litigation vertical that seeks to expand its presence in the Chicago market as well as nationwide. This creates opportunities to bring Esquire’s specialized capabilities to Signature clients while extending Signature’s commercial banking expertise across a broader platform.

Diversification to Drive Future Growth: Reduces Esquire’s litigation vertical loan and funding concentrations from approximately 70%+ to below 50%, supporting future accelerated growth in Chicago, the Midwest and nationwide.

Maintains Strong Profitability while Deploying Excess Capital: Signature’s high-performing commercial bank with strong low-cost core commercial deposits diversifies Esquire’s balance sheet while contributing significant earnings with strong performance metrics, generating a mid to high-teens IRR for the deployment of Esquire’s excess capital in the merger.

Prospects to Accelerate Shareholder Value Creation: Pro forma calculations of the combined company indicate GAAP EPS accretion of 23% for Esquire in 2027 with no associated revenue enhancement in the pro forma calculations. The transaction is approximately 11% accretive to Esquire’s Tangible Book Value. The transaction only assumes 5% cost savings as the value created in this merger is primarily driven by industry leading growth and performance metrics. Esquire remains well capitalized with no associated capital raise.

Governance and Leadership

Each of the combined company’s and bank’s board of directors will consist of eleven directors, including nine directors from Esquire and two directors from Signature.

•	Leonard S. Caronia: Current Signature Chairman of the Board will join Esquire’s board of directors.

•	Michael G. O’Rourke: Current Signature Chief Executive Officer & President will join Esquire’s board of directors.

The combined company will be led by a well-respected management team with significant commercial banking experience.

•	Signature’s top three executives have entered into new employment agreements and will oversee commercial business development opportunities and operations in the Chicago market.

o	Michael G. O’Rourke: Current Signature Chief Executive Officer & President and post-merger President of Signature, a division of Esquire Bank.

o	Bryan D. Duncan: Current Signature Executive Vice President and post-merger Executive Vice President of Signature, a division of Esquire Bank.

o	Kevin Bastuga: Current Signature Executive Vice President and post-merger Executive Vice President of Signature, a division of Esquire Bank.

Transaction Details

Under the terms of the merger agreement, shareholders of Signature will receive a fixed exchange ratio of 2.63 shares of Esquire common stock for each share of Signature common stock. The per share value equates to $260.48 for Signature shareholders based on the closing price of Esquire common stock on March 11, 2026, or approximately $348.4 million in aggregate transaction value.

The exchange ratio is subject to an adjustment based on the disposition value of certain Signature Bank loans with a total par value of approximately $70M (“Schedule A Loans”). The adjusted Exchange Ratio at closing will be no higher than 2.80 and no lower than 2.50. Signature has initiated a sale process and is expected to dispose of Schedule A Loans prior to closing.

The definitive merger agreement has been approved by the board of directors of each company. The transaction remains subject to regulatory approval, approval of Esquire and Signature shareholders, and other customary closing conditions. Pending these approvals, the transaction is anticipated to close in the third quarter of 2026.

Piper Sandler & Co. is serving as financial advisor and Luse Gorman, PC is serving as legal advisor to Esquire. Raymond James & Associates, Inc. is serving as financial advisor to Signature and Vedder Price P.C. is serving as legal advisor to Signature.

Investor Conference Call

Esquire will host an investor call on Thursday, March 12, 2026, at 10:00 a.m. Eastern Daylight Time to discuss the transaction. The live audio webcast link and corresponding presentation slides will be available on Esquire’s Investor Relations web page at investorrelations.esquirebank.com. A replay of the conference call will be available on the website listed above.

Conference Call Details

USA / International Toll +1 (646) 307-1963

USA - Toll-Free (800) 715-9871

Canada - Toronto (647) 932-3411

Canada - Toll-Free (800) 715-9871

Conference ID: 5386343

Webcast Details

https://events.q4inc.com/attendee/729155734

Contact Information

Esquire: Eric S. Bader

Executive Vice President and Chief Operating Officer

Esquire Financial Holdings, Inc.

(516) 535-2002

eric.bader@esqbank.com

Signature: Michael G. O’Rourke

President and CEO

Signature Bancorporation, Inc.

(773) 467-5602

morourke@signaturebank.bank

About Esquire Financial Holdings, Inc.

Esquire Financial Holdings, Inc. is a financial holding company headquartered in Jericho, New York. Its wholly owned subsidiary, Esquire Bank, is a full-service commercial bank, with branch offices in Jericho, New York and Los Angeles, California, as well as an administrative office in Boca Raton, Florida. The Bank is dedicated to serving the financial needs of the litigation industry and small businesses nationally, as well as commercial and retail customers in the New York and Los Angeles metropolitan areas. The Bank offers tailored financial and payment processing solutions to the litigation community and their clients as well as dynamic and flexible payment processing solutions to small business owners. For more information, visit www.esquirebank.com.

About Signature Bancorporation, Inc.

Signature Bancorporation, Inc. is the parent company of Signature Bank, a business-focused bank headquartered in Rosemont, Illinois. Founded in 2006, Signature Bank is dedicated to providing tailored financial solutions to middle-market businesses. Signature Bank serves a diverse range of business clients — including law firms, medical practices, manufacturers, technology firms, and professional service firms — through a comprehensive suite of commercial lending, treasury management, SBA lending, wealth management, and fraud protection services, delivered through a combination of relationship-based banking and innovative financial technology. For more information, visit www.signaturebank.bank.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to Esquire’s and Signature’s beliefs, goals, intentions, and expectations regarding the proposed transaction, revenues, earnings, earnings per share, loan production, asset quality, and capital levels, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of probable losses on loans; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; the expected timing of completion of the proposed transaction; the expected cost savings, synergies and other anticipated benefits from the proposed transaction; and other statements that are not historical facts.

Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

Additionally, forward-looking statements speak only as of the date they are made; Esquire and Signature do not assume any duty, and do not undertake, to update such forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of Esquire and Signature. Such statements are based upon the current beliefs and expectations of the management of Esquire and Signature and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement; the outcome of any legal proceedings that may be instituted against Esquire or Signature; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company); the ability of Esquire and Signature to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Esquire; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Esquire and Signature do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Signature’s operations and those of Esquire; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; Esquire’s and Signature’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by Esquire’s issuance of additional shares of its capital stock in connection with the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of Esquire and Signature to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction and other factors that may affect future results of Esquire and Signature; and the other factors discussed in the “Risk Factors” section of Esquire’s Annual Report on Form 10-K for the year ended December 31, 2024, in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Esquire’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and other reports Esquire files with the SEC

Additional Information about the Proposed Transaction

In connection with the proposed transaction, Esquire will file a registration statement on Form S-4 with the SEC. The registration statement will include a joint proxy statement of Esquire and Signature, which also constitutes a prospectus of Esquire, that will be sent to stockholders of Esquire and shareholders of Signature seeking certain approvals related to the proposed transaction.

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SECURITY HOLDERS OF ESQUIRE AND SIGNATURE AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ESQUIRE, SIGNATURE AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about Esquire and Signature, without charge, at the SEC’s website (http://www.sec.gov). Copies of documents filed with the SEC by Esquire will be made available free of charge in the “Company” section of Esquire’s website, www.esquirebank.com, under the heading “Investor Relations.”

Participants in the Solicitation

Esquire, Signature, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding Esquire’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 30, 2025, and certain other documents filed by Esquire with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.